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                                                                    EXHIBIT 10.1

                         Schedule of Omitted Documents
                        and Material Details Regarding
                   Severance Agreements of Certain Officers
                    of Santa Anita Realty Enterprises, Inc.
                       and Santa Anita Operating Company

     The persons listed below have entered into substantially identical forms of Severance Agreements, effective as of the dates listed opposite their names.
The form of Severance Agreement is incorporated by reference to Exhibit 10.22 to the Joint Annual Report on Form 10-K of Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company for the year ended December 31, 1992.


               Stephen F. Keller            October 1, 1992
               Clifford C. Goodrich         October 1, 1992
               Thomas S. Robbins            October 1, 1992
               Richard D. Brumbaugh         October 1, 1992
               Sherwood C. Chillingworth    May 11, 1994
               Christopher T. Stirling      May 11, 1994
               Brian L. Fleming             May 11, 1994